UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2012

Item 1.  Report to Stockholders.

[Calvert Tax-Free Reserves (Money Market Portfolio and Tax-Free Bond Fund) Annual Report to Shareholders]

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Dear Shareholder:

Uncertainty reigned supreme last year. The fiercely fought presidential election kept everyone guessing until the very end. The constitutionality of the Affordable Health Care Act was debated. Superstorm Sandy wreaked havoc on millions of East Coast residents and businesses. Political gridlock surrounding the looming “fiscal cliff” left the direction of future tax and spending policies up in the air. And heart-wrenching tragedies like those in Aurora, Colorado and Newtown, Connecticut shattered the illusion of safety as we go about our daily lives.

Improvements in the U.S. housing and labor markets helped bolster investor sentiment. But overall sluggish U.S. economic growth, a renewed European debt crisis, and decelerating growth in China periodically fanned the flames of concern about another global recession before subsiding toward the end of the year.

On the bright side, the ongoing economic concerns reassured fixed-income investors that the world’s central banks would not be raising interest rates any time soon. In fact, the Federal Reserve (Fed) announced intentions to keep its target interest rate low and employ other stimulative support measures until the United States reaches a 6.5% unemployment rate or 2.5% inflation rate. As a result, the benchmark 10-year Treasury note yield declined slightly over the year to 1.76% and money-market rates remained just above zero.

The Search for Yield Continues

To cope with another year of rock bottom interest rates, income investors scoured the market for incremental yield. Rising confidence in the health of corporations issuing debt helped expand investors’ risk comfort zone. Companies happily responded by issuing a record $350 billion in high-yield bonds last year.1 Investors also sought to take advantage of the tax exemption for municipal bonds before the fiscal cliff could potentially eliminate this opportunity for tax-exempt income. However, political grid-lock triggered a sell-off in municipals as the year drew to a close, and the last-minute agreement to avoid most of the fiscal cliff preserved the tax exemption.

Overall, strong demand drove bond yields lower and prices higher—providing healthy returns in many fixed-income categories. The Barclays U.S. Credit Index of investment-grade bonds returned 9.37% in 2012, while high-yield bond investors fared even better with a 15.57% gain.2 The Barclays Municipal Bond Index returned 6.78% for the year.

We remain cautiously optimistic about the economic recovery in the months ahead. In the next few months, lawmakers must make tough calls to meet the debt ceiling deadline. Their decisions will affect each of us as consumers and investors. But in the end,

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more clarity about taxes and spending should help the economy by spurring corporations to boost hiring and new investment.

Keep an Eye on Risk

Concerns are mounting that the desperation for yield may be pushing some investors further out the risk spectrum than they realize. A yield-at-any-price strategy can lead to a big, unwelcome surprise if interest rates suddenly move upward. Furthermore, robust demand is prompting a decline in the level of investor protections for some new corporate bonds. Unusually narrow differences in yield between many fixed-income asset classes is also making security selection and risk management more important than ever. You can be confident that Calvert’s fixed-income managers have years of experience in both.

Our seasoned fixed-income portfolio managers and credit analysts work as a team, striving to maximize total-return potential with a strong focus on risk management. Calvert’s in-house credit research team works collaboratively with the portfolio managers to uncover both sectors and securities offering relative value and to assess the creditworthiness of individual bond issuers. This collaborative teamwork has enabled Calvert to navigate the fixed-income market in all kinds of market environments for more than 30 years.

Calvert Joins an Elite List

In November, I was deeply honored to receive the 2012 Botwinick Prize in Business Ethics from the Sanford C. Bernstein Center for Leadership and Ethics at Columbia Business School. I’m thrilled to say that Calvert is in the company of past winners such as IKEA President and CEO Mikael Ohlsson, Triodos Bank CEO Peter Blom, retired Intel CEO and Chairman of the Board Craig Barrett, and General Electric CEO Jeff Immelt. The award recognizes leaders who exhibit the highest standard of ethical conduct in business or their profession.

Time for an Annual Check-Up

Near-zero money-market rates and thin fixed-coupon payments on the most liquid, high-quality bonds will make maximizing income a challenge. Overall, the stocks, bonds, and cash in your portfolio should be determined by your immediate needs, long-term goals, and risk tolerance—not the whims of the economy and financial markets. Of course, as your family or financial situation evolves, your portfolio should, too. That’s why we recommend meeting with your financial advisor at least annually to ensure your investments are still the best choices for you.

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We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we appreciate your decision to invest with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.
January 2013

1. Tom Lauricella, “Exotic, but Dangerous: Pitfalls Abound as Investors Chase Yield in Far-Flung Places,” Wall Street Journal, January 1, 2013, www.wsj.com

2. BofA Merrill Lynch High Yield Master II Index

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 4

Performance

For the 12-month period ended December 31, 2012, Calvert Tax-Free Reserves Money Market Portfolio Class O shares returned 0.01%. Its benchmark index, the Lipper Tax Exempt Money Market Funds Average, returned 0.01% for the same period.

Investment Climate

The year 2012 in financial markets followed the broad outline of recent years. Advanced economies from the United States to the United Kingdom to Japan to the euro area struggled to grow, and several contracted. The market/policymaker loop remained intact in 2012. Policymaker action (or inaction) once again provided the catalyst for market moves, and market moves sometimes

CALVERT TAX-FREE
MONEY MARKET
PORTFOLIO
DECEMBER 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	12/31/12	12/31/12
Class O	0.01%	0.01%

Lipper Tax-Exempt
Money Market
Funds Average	0.01%	0.01%

AVERAGE ANNUAL TOTAL RETURNS
One year	0.01%
Five year	0.38%
Ten year	1.06%

7-DAY SIMPLE/EFFECTIVE YIELD
7-day simple yield	0.01%
7-day effective yield	0.01%

% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS
Municipal Variable Rate
Demand Notes	94%
Other Municipal Notes	6%
Total	100%

WEIGHTED AVERAGE MATURITY

12/31/12	12/31/11
14 days	14 days

* Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert.com for current performance data.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 5 provided the catalyst for policymaker action. An example of the latter was the fast 2.5 percentage-point rise in the yield on Spanish two-year government debt in July. This pressured euro policymakers to move faster and announce more actions to shore up the currency union.

The major central banks around the world sought to more firmly control market expectations through their policy actions. All announced more monetary and credit stimulus and, in some cases, changes to policy operating parameters. Most significant was the European Central Bank (ECB) announcement of the Outright Monetary Transaction program in September. This followed up on ECB President Mario Draghi’s pledge, at the height of the July sell-off of Spain government debt, to do “whatever it takes” to preserve the euro currency union. This pledge triggered a major shift in market sentiment from “risk off” to “risk on” for most of the remainder of the year.

The other major central banks did their part, too. Their actions included the Federal Reserve’s September and December announcements of large open-ended quantitative easing measures and the adoption of monetary policy guidance linked to Federal Open Market Committee (FOMC) forecasts for the unemployment and inflation rates.

Based on the latest forecast consensus as of the end of 2012, the U.S. economy’s growth rate for 2012 is expected to be 1.9%, which would be nearly identical to the 2.0% rate of 2011. This growth rate would compare to a 2.2% average annual pace since the trough of the recession in the spring of 2009. The weaker pace for the last two years was disappointing but not unexpected in the aftermath of a severe financial crisis. U.S. economic growth, however, compared favorably to the weak performance of Japan and the euro area.

Inflation rates fell during the year. The widely quoted consumer price index (CPI) inflation rate finished 2012 at a 1.7% year-over-year rate compared to 3.0% for 2011. The unemployment rate fell from 8.5% in December 2011 to 7.8% as of De-cember 2012. The decline in the unemployment rate during 2012 was notable, but it remained quite elevated.

For the fourth straight year, the target federal funds rate remained unchanged in a range of zero to 0.25%, so Treasury bill yields remained close to zero for yet another year. The benchmark three-month London interbank offered rate (LIBOR) fell over 25 basis points1 to 0.31% as bank funding pressures receded in Europe. The Fed extended the expected length of its zero-interest-rate policy to mid-2015, pinning shorter-maturity Treasury coupon yields to the floor. The benchmark 10-year Treasury note yield declined 12 basis points over the course of the year to 1.76%.

In this environment, municipal bonds put in a strong performance with demand from investors seeking yield in advance of expected income tax rate increases. The yield on the Bond Buyer 20 municipal general obligation index fell 30 basis points to finish the

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year at 3.58% after touching its lowest level since 1965 in November.

Portfolio Strategy

During 2012, as in the past few years, we continued to invest in a combination of fixed- and variable-rate securities. The variable-rate demand notes generally reset to market rates each week. They provided liquidity and stability of principal, which are two of the main objectives of the Portfolio. Historically, variable-rate demand notes have provided a competitive level of income relative to other money-market securities.

The Portfolio’s fixed-rate investments were comprised of a combination of short-term, high-grade cash-flow notes and pre-refunded tax-exempt municipal notes. The issuers of the pre-refunded notes escrow proceeds from the notes in securities issued by the U.S. Treasury and/or government-related agencies.

Although money-market rates remained at historic lows during the year, our strategy performed well. Our Portfolio, like other money-market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940. These guidelines influence credit quality, maturity, and liquidity standards. Calvert applies additional diversification guidelines to further limit risk.

Outlook

We expect policymakers again to periodically drive markets in 2013. In the first quarter of the year, markets will likely focus on U.S. fiscal policymakers as politicians wrestle over the fiscal cliff and debt ceiling. Euro-area troubles will continue to offer the potential to create turbulent markets. Monetary policy will remain very accommodative and, as a result, the search for yield will continue.

In 2013, we expect a full-year U.S. GDP growth rate in the 2% to 2.5% area, with faster growth in the second half offsetting a slower-growth period induced by fis-cal policy early in the year. Consumer inflation rates should remain tame with the benchmark CPI rate around 2%. The unemployment rate should remain above 7%. We believe the combination of low inflation and elevated unemployment rates will keep the Fed engaged in purchases of $85 billion of government-guaranteed bonds each month. This support will act as a soft cap on longer-maturity Treasury yields. We expect the benchmark 10-year Treasury note yield to fluctuate within the broad 1.4% to 2.4% range it has occupied since October 2011.

January 2013

1 A basis point is 0.01 percentage points.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 7

Performance

For the 12-month period ended Decem-ber 31, 2012, Calvert Tax-Free Bond Fund (Class A shares at NAV) returned 7.45%. Its benchmark index, the Barclays Municipal Bond Index, returned 6.78% for the same period.

Investment Climate

The year 2012 in financial markets followed the broad outline of recent years. Advanced economies from the United States to the United Kingdom to Japan to the euro area struggled to grow, and several contracted. The market/poli-cymaker loop remained intact in 2012--policymaker action (or inaction) once again provided the catalyst for market moves, and market moves sometimes provided the catalyst for policymaker action. An example of the latter was the fast 2.5 percentage-point rise in the yield on Spanish two-year government debt in July. This pressured euro policymakers to move faster and announce more actions to shore up the currency union.

The major central banks around the world sought to more firmly control market expectations through their policy

CALVERT TAX-FREE
BOND FUND
DECEMBER 31, 2012
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	12/31/12	12/31/12
Class A	3.85%	7.45%

Barclays Municipal
Bond Index	3.00%	6.78%

Lipper General &
Insured Municipal
Debt Funds Average	3.72%	8.84%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Electric	0.7%
Health / Hospital	14.9%
Higher Education	9.8%
Housing	2.0%
Industrial Development Revenue /
Pollution Control Revenue	3.3%
Lease / Certificate of Participation	0.3%
Local General Obligation	23.7%
Other Revenue	7.6%
Other Transportation	1.3%
Prerefunded / Escrow to Maturity	7.3%
Special Tax	1.0%
State General Obligation	15.7%
Transportation	6.4%
Water & Sewer	6.0%
Total	100%

*Total Return at NAV does not reflect the deduction of the Portfolio’s maximum front-end sales charge of 3.75% and assumes reinvestment of dividends. Total return is not annualized for periods of one year or less.

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actions. All announced more monetary and credit stimulus and, in some cases, changes to policy operating parameters. Most significant was the European Central Bank (ECB) announcement of the Outright Monetary Transaction program in September. This followed up on ECB President Mario Draghi’s pledge, at the height of the July sell-off of Spanish government debt, to do “whatever it takes” to preserve the euro currency union. This pledge triggered a major shift in market sentiment from “risk off” to “risk on” for most of the remainder of the year.

The other major central banks did their part, too. Their actions included the Federal Reserve’s September and December announcements of large open-ended quantitative easing measures and the adoption of monetary policy guidance linked to Federal Open Market Committee (FOMC) forecasts for the unemployment and inflation rates.

Based on the latest forecast consensus as of the end of 2012, the U.S. economy’s growth rate for 2012 is expected to be 1.9%, which would be nearly identical to the 2.0% rate of 2011. This growth rate would compare to a 2.2% average annual pace since the trough of the recession in early 2009. The weaker pace for the last two years was disappointing but not unexpected in the aftermath of a severe financial crisis. U.S. economic growth, however, compared favorably to the weak performance of Japan and the euro area.

Inflation rates fell during the year. The widely quoted consumer price index (CPI) inflation rate finished 2012 at a 1.7% year-over-year rate compared to 3.0% for 2011. The unemployment rate fell from 8.5% in December 2011 to 7.8% as of De-cember 2012. The decline in the unemployment rate during 2012 was notable, but it remained quite elevated.

For the fourth straight year, the target federal funds rate remained unchanged in a range of zero to 0.25%, so Treasury bill yields remained close to zero for yet another year. The benchmark three-month London interbank offered rate (LIBOR) fell over 25 basis points1 to 0.31% as bank funding pressures receded in Europe. The Fed extended the expected length of its zero-interest-rate policy to mid-2015, pinning shorter-maturity Treasury coupon yields to the floor. The benchmark 10-year Treasury note yield declined 12 basis points over the course of the year to 1.76%.

In this environment, municipal bonds put in a strong performance with demand from investors seeking yield in advance of expected income tax rate increases. The yield on the Bond Buyer 20 municipal general obligation index fell 30 basis points to finish the year at 3.58% after touching its lowest level since 1965 in November.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.91%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

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Portfolio Strategy

During 2012, we continued with our strategy of primarily buying higher-quality (AA and AAA rated) medium- and longer-term bonds for the portfolio. We also tended to avoid shorter-maturity and lower-quality bonds.

The Fund’s strong total return of 7.45% outperformed the return of the benchmark index during a year in which the municipal market experienced heavy inflows amid substantial demand for tax-exempt income. Positive Fund performance was due to several factors. High-grade pre-refunded and state and local general-obligation bonds in the portfolio outperformed those in the Index. The Fund’s exposure to multi-family housing, hospital, and higher education revenue bonds also helped it outperform the Index. However, the Fund’s long-duration2 bonds (beyond eight years) and bonds rated in the single A and BBB range underperformed.

CALVERT TAX-FREE
BOND FUND
DECEMBER 31, 2012
AVERAGE ANNUAL TOTAL RETURNS

CLASS A	(WITH MAX. LOAD)
One year	3.47%
Five year	3.08%
Ten year	3.26%

EFFECTIVE DURATION

12/31/12	12/31/11
4.74 years	6.02 years

MONTHLY DIVIDEND YIELD

12/31/12	12/31/11
2.98%	3.22%

SEC YIELD
30 DAYS ENDED
12/31/12	12/31/11
1.58%	2.37%

Also, the Fund’s lack of exposure to non-investment grade bonds and tobacco, nursing home, and transportation revenue bonds also contributed to underper-formance in those sectors, which delivered strong returns for the Index. Treasury futures used to hedge against interest rate changes and manage duration also had a negative impact on performance.

Outlook

We expect policymakers again to periodically drive markets in 2013. In the first quarter of the year, markets will likely focus on U.S. fiscal policymakers as politicians wrestle over the fiscal cliff and debt ceiling. Euro-area troubles will continue to offer the potential to create turbulent markets. Monetary policy will remain very accommodative and, as a result, the search for yield will continue.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 11

In 2013, we expect a full-year U.S. GDP growth rate in the 2% to 2.5% area, with faster growth in the second half offsetting a slower-growth period induced by fiscal policy early in the year. Consumer inflation rates should remain tame with the benchmark CPI rate around 2%. The unemployment rate should remain above 7%. We believe the combination of low inflation and elevated unemployment rates will keep the Fed engaged in purchases of $85 billion of government-guaranteed bonds each month. This support will act as a soft cap on longer-maturity Treasury yields. We expect the benchmark 10-year Treasury note yield to fluctuate within the broad 1.4% to 2.4% range it has occupied since October 2011.

We believe the municipal market remains an attractive asset class in spite of facing many potential headwinds. Possible regulatory changes such as capping the percentages of allowable exempt income, the eurozone crisis, and fiscal stress at federal, state, and local levels continue to present obstacles to municipal market performance. However, we continue to feel the municipal market presents attractive opportunities. The desire and need for tax-exempt income remains strong in the face of rising tax rates. The relative value of municipals versus other markets remains appealing.

January 2013

1 A basis point is 0.01 percentage points.

2 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
MONEY MARKET	ACCOUNT VALUE	ACCOUNTVALUE	7/1/12 -
CLASS O	7/1/12	12/31/12	12/31/12

Actual	$1,000.00	$1,000.05	$1.00

Hypothetical	$1,000.00	$1,024.13	$1.02
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
TAX-FREE BOND	ACCOUNT VALUE	ACCOUNTVALUE	7/1/12 -
CLASS A	7/1/12	12/31/12	12/31/12

Actual	$1,000.00	$1,038.49	$4.58

Hypothetical	$1,000.00	$1,020.64	$4.54
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 14

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of the Calvert Tax-Free Reserves Money Market and Tax-Free Bond Portfolios (collectively, the Portfolios), each a series of Calvert Tax-Free Reserves, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Reserves Money Market and Tax-Free Bond Portfolios as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 25, 2013

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 15

MONEY MARKET PORTFOLIO
STATEMENT OF NET ASSETS
DECEMBER 31, 2012

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 98.7%	AMOUNT	VALUE
Alabama - 5.4%
Birmingham Alabama Industrial Development Board Revenue VRDN,
0.19%, 5/1/29, LOC: Renasant Bank, C/LOC: FHLB (r)	$455,000	$455,000
Columbia Alabama Industrial Development Board Pollution Control
Revenue VRDN, 0.18%, 6/1/22, GA: Alabama Power Co. (r)	5,000,000	5,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone
Revenue VRDN:
0.18%, 3/1/27, LOC: Citibank (r)	6,850,000	6,850,000
0.13%, 4/1/28, LOC: Bank of Nova Scotia (r)	9,500,000	9,500,000
		21,805,000

Alaska - 2.9%
Alaska Industrial Development & Export Authority Revenue VRDN,
0.14%, 4/1/34, LOC: Union Bank (r)	11,625,000	11,625,000

Arizona - 3.6%
Arizona Health Facilities Authority Revenue VRDN,
0.14%, 3/1/33, LOC: Bank of America (r)	4,200,000	4,200,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
0.18%, 8/1/22, LOC: Farm Credit Services, C/LOC: CoBank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 0.12%, 1/15/32,
CEI: Fannie Mae (r)	6,550,000	6,550,000
		14,450,000

California - 4.9%
California Pollution Control Financing Authority Revenue VRDN,
0.20%, 3/1/16, LOC: Comerica Bank (r)	525,000	525,081
California Revenue Anticipation Notes, 2.50%, 6/20/13	3,000,000	3,028,539
California Statewide Communities Development Authority Special
Tax Revenue VRDN, 0.17%, 5/1/22, LOC: Bank of the West,
C/LOC: CALSTRs (r)	1,230,000	1,230,000
Hayward California MFH Revenue VRDN,
0.12%, 5/1/38, CEI: Freddie Mac (r)	8,600,000	8,600,000
Manteca Redevelopment Agency Tax Allocation VRDN,
0.11%,10/1/42, LOC: State Street Bank & Trust (r)	1,280,000	1,280,000
Victorville California MFH Revenue VRDN, 0.29%, 12/1/15,
LOC: Citibank (r)	4,940,000	4,940,000
		19,603,620

Colorado - 1.1%
Colorado HFA Revenue VRDN, 0.15%, 2/1/31,
CEI: Fannie Mae (r)	900,000	900,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 16

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Colorado - Cont’d
Englewood Colorado MFH Revenue VRDN,
0.12%, 12/1/26, CEI: Freddie Mac (r)	$2,200,000	$2,200,000
Meridian Ranch Colorado Metropolitan District GO VRDN,
0.14%, 12/1/38, LOC: US Bank (r)	1,115,000	1,115,000
		4,215,000

Connecticut - 1.6%
Connecticut Health & Educational Facility Authority Revenue
VRDN, 0.11%, 7/1/38, LOC: Sovereign Bank,
C/LOC: Bank of New York Mellon (r)	4,405,000	4,405,000
Connecticut HFA Revenue VRDN, 0.13%, 7/1/32,
LOC: HSBC USA, Inc. (r)	2,085,000	2,085,000
		6,490,000

District Of Columbia - 1.6%
District of Columbia HFA MFH Revenue VRDN,
0.16%, 11/1/38, CEI: Freddie Mac (r)	3,395,000	3,395,000
District of Columbia Revenue VRDN, 0.15%, 9/1/23,
LOC: Bank of America (r)	3,200,000	3,200,000
		6,595,000

Florida - 1.2%
Florida Housing Finance Corp. MFH Revenue VRDN,
0.12%, 10/15/32, CEI: Fannie Mae (r)	2,200,000	2,200,000
Palm Beach County Florida Revenue VRDN,
0.15%, 10/1/31, LOC: Northern Trust Co. (r)	2,500,000	2,500,000
		4,700,000

Georgia - 1.4%
Columbus Georgia Downtown Development Authority Revenue
VRDN, 0.18%, 8/1/15, LOC: Columbus Bank & Trust,
C/LOC: FHLB (r)	1,860,000	1,860,000
Marietta Georgia Housing Authority MFH Revenue VRDN,
0.13%, 7/1/24, CEI: Freddie Mac (r)	3,700,000	3,700,000
		5,560,000

Hawaii - 0.1%
Hawaii Department of Budget & Finance Revenue VRDN,
0.16%, 12/1/21, LOC: Union Bank (r)	233,000	233,000

Idaho- 1.5%
Idaho GO Notes, 2.00%, 6/28/13	6,000,000	6,052,542

Illinois - 11.0%
Chicago Illinois GO VRDN, 0.14%, 1/1/37,
LOC: Royal Bank of Canada (r)	11,000,000	11,000,000
Cook County Illinois Revenue VRDN, 0.24%, 2/1/35,
LOC: RBS Citizens (r)	6,000,000	6,000,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 17

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Illinois - Cont’d
Illinois Development Finance Authority Revenue VRDN:
0.13%, 6/1/19, LOC: Northern Trust Co. (r)	$2,755,000	$2,755,000
0.15%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois Finance Authority Revenue VRDN, 0.44%, 6/1/26,
LOC: Fifth Third Bank (r)	6,800,000	6,800,000
Illinois Toll Highway Authority Revenue VRDN:
0.10%, 7/1/30, LOC: Northern Trust Co. (r)	500,000	500,000
0.11%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	12,000,000	12,000,000
		44,055,000

Indiana - 4.0%
Goshen Indiana Economic Development Revenue VRDN,
0.16%, 10/1/42, LOC: JPMorgan Chase Bank (r)	8,625,000	8,625,000
Jasper County Indiana Industrial Economic Recovery Revenue
VRDN, 0.18%, 2/1/22, LOC: Farm Credit Services,
C/LOC: Rabobank (r)	5,275,000	5,275,000
Vigo County Indiana Industrial Economic Development Revenue
VRDN, 0.35%, 5/1/16, LOC: Wells Fargo Bank (r)	2,000,000	2,000,000
		15,900,000

Iowa- 2.1%
Hills City Iowa Health Facilities Revenue VRDN,
0.14%, 8/1/35, LOC: U.S. Bank (r)	2,785,000	2,785,000
Iowa Finance Authority Health Facilities Revenue VRDN,
0.15%, 6/1/27, LOC: JPMorgan Chase Bank (r)	1,910,000	1,910,000
Iowa Finance Authority Revenue VRDN, 0.21%, 7/1/18,
LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
		8,345,000

Kansas - 0.1%
Kansas Development Finance Authority MFH Revenue VRDN,
0.13%, 7/1/30, CEI: Freddie Mac (r)	400,000	400,000

Kentucky - 2.1%
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 0.13%, 6/1/34, LOC: U.S. Bank (r)	5,852,500	5,852,500
Winchester Kentucky Industrial Building Revenue VRDN,
0.32%, 10/1/18, LOC: Wells Fargo Bank (r)	2,400,000	2,400,000
		8,252,500

Louisiana - 1.8%
St. Tammany Parish Louisiana Development District Revenue
VRDN, 0.17%, 3/1/33, LOC: Whitney National Bank,
C/LOC: FHLB (r)	7,205,000	7,205,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 18

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Maryland - 3.3%
Maryland Transportation Authority Revenue VRDN,
0.12%, 7/1/13, LOC: State Street Bank (r)	$3,675,000	$3,675,000
Montgomery County Maryland Housing Opportunities Commission
Revenue VRDN, 0.12%, 12/1/30, CEI: Fannie Mae (r)	9,620,000	9,620,000
		13,295,000

Massachusetts - 1.0%
Massachusetts Development Finance Agency Revenue VRDN,
0.11%, 9/1/35, LOC: TD Bank (r)	3,975,000	3,975,000

Michigan - 0.9%
Chelsea Michigan Economic Development Corp. LO Revenue
VRDN, 0.14%, 10/1/36, LOC: Comerica Bank (r)	3,675,000	3,675,000

Minnesota - 3.1%
Richfield Minnesota MFH Revenue VRDN:
0.14%, 3/1/34, CEI: Freddie Mac (r)	2,000,000	2,000,000
0.13%, 10/1/53, LOC: Wells Fargo Bank (r)	3,000,000	3,000,000
St. Louis Park Minnesota MFH Revenue VRDN, 0.14%, 8/1/34,
CEI: Freddie Mac (r)	7,292,000	7,292,000
		12,292,000

Mississippi - 3.0%
Mississippi Business Finance Corp. Revenue VRDN, 0.17%, 3/1/33,
LOC: Whitney National Bank, C/LOC: FHLB (r)	5,085,000	5,085,000
Prentiss County Mississippi Revenue VRDN, 0.70%, 10/1/17,
LOC: Nordea Bank AB (r)	6,750,000	6,750,000
		11,835,000

Missouri - 2.0%
Carthage Missouri IDA Revenue VRDN, 0.32%, 9/1/30,
LOC: Wells Fargo Bank (r)	2,000,000	2,000,000
Missouri Health & Educational Facilities Authority Revenue
VRDN, 0.14%, 12/1/35, LOC: Commerce Bank (r)	6,000,000	6,000,000
		8,000,000

New Hampshire - 0.6%
New Hampshire Health & Education Facilities Authority Revenue
VRDN, 0.13%, 10/1/23, LOC: Bank of America (r)	2,435,000	2,435,000

New York - 12.3%
Albany New York IDA Revenue VRDN, 0.18%, 6/1/34,
LOC: M&T Trust Co. (r)	5,500,000	5,500,000
Monroe County New York IDA Revenue VRDN,
0.25%, 12/1/34, LOC: M&T Trust Co. (r)	1,240,000	1,240,000
New York City GO VRDN, 0.10%, 4/1/42,
LOC: Mizuho Corp. Bank Ltd. (r)	20,000,000	20,000,000
New York City Housing Development Corp. MFH Revenue VRDN,
0.13%, 11/1/38, CEI: Freddie Mac (r)	1,700,000	1,700,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 19

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
New York - Cont’d
New York State HFA Revenue VRDN:
0.15%, 5/15/34, CEI: Fannie Mae (r)	$8,700,000	$8,700,000
0.15%, 5/15/37, CEI: Fannie Mae (r)	8,400,000	8,400,000
Oswego County New York IDA Civic Facilities Revenue VRDN,
0.18%, 1/1/24, LOC: M&T Trust Co. (r)	3,595,000	3,595,000
		49,135,000

North Carolina - 1.3%
North Carolina Capital Facilities Finance Agency Revenue VRDN,
0.12%, 1/1/26, LOC: TD Bank (r)	5,235,000	5,235,000

Ohio- 1.0%
Franklin County Ohio Health Care Revenue VRDN,
0.12%, 11/1/34, LOC: PNC Bank (r)	4,075,000	4,075,000

Oregon - 3.0%
Oregon GO Notes, 2.00%, 6/28/13	12,000,000	12,105,525

Pennsylvania - 4.1%
Allegheny County Pennsylvania IDA Revenue VRDN,
0.12%, 6/1/38, LOC: PNC Bank (r)	2,680,000	2,680,000
Haverford Township Pennsylvania School District GO VRDN,
0.12%, 3/1/30, LOC: TD Bank (r)	2,000,000	2,000,000
Moon Pennsylvania IDA Revenue VRDN, 0.15%, 7/1/38,
LOC: Bank of Scotland (r)	7,835,000	7,835,000
Washington County Pennsylvania Hospital Authority Revenue
Bonds, 0.45%, 7/1/37, LOC: PNC Bank
(mandatory put, 7/1/13 @ 100) (r)	4,000,000	4,000,000
		16,515,000

Rhode Island - 1.2%
Rhode Island Health & Educational Building Corp. Revenue VRDN,
0.18%, 4/1/35, LOC: RBS Citizens (r)	5,000,000	5,000,000

South Carolina - 0.6%
South Carolina Jobs-Economic Development Authority Health
Facilities Revenue VRDN, 0.12%, 4/1/27,
LOC: Wells Fargo Bank (r)	2,400,000	2,400,000

South Dakota - 0.5%
South Dakota MFH Development Authority Revenue VRDN,
0.12%, 1/1/44, CEI: Freddie Mac (r)	1,900,000	1,900,000

Tennessee - 1.3%
Sevier County Tennessee Public Building Authority Revenue VRDN,
0.17%, 6/1/25, LOC: SmartBank, C/LOC: FHLB (r)	5,030,000	5,030,000

Texas- 0.3%
Tarrant County Texas Industrial Development Corp. Revenue VRDN,
0.25%, 9/1/27, LOC: JPMorgan Chase Bank (r)	1,140,000	1,140,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 20

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Utah- 0.8%
Utah Housing Corp. MFH Revenue VRDN, 0.18%, 4/1/42,
CEI: Freddie Mac (r)	$3,125,000	$3,125,000

Vermont - 1.2%
Vermont Educational & Health Buildings Financing Agency Revenue
VRDN:
0.20%, 6/1/22, LOC: People’s United Bank.,
C/LOC: Wells Fargo Bank (r)	560,000	560,000
0.13%, 10/1/28, LOC: TD Bank (r)	875,000	875,000
0.12%, 1/1/33, LOC: TD Bank (r)	3,455,000	3,455,000
		4,890,000

Virginia - 3.6%
Alexandria Virginia IDA Revenue VRDN, 0.13%, 10/1/30,
LOC: Branch Bank & Trust (r)	14,255,000	14,255,000

Wisconsin - 3.2%
Grafton Wisconsin IDA Revenue VRDN, 0.92%, 12/1/17,
LOC: U.S. Bank (r)	980,000	980,000
Wisconsin Health & Educational Facilities Authority Revenue VRDN:
0.18%, 11/1/23, LOC: U.S. Bank (r)	4,200,000	4,200,000
0.15%, 12/1/32, LOC: JPMorgan Chase Bank (r)	4,380,000	4,380,000
0.11%, 4/1/35, LOC: U.S. Bank (r)	3,325,000	3,325,000
		12,885,000

Wyoming - 4.0%
Gillette Wyoming Pollution Control Revenue VRDN,
0.15%, 1/1/18, LOC: Barclays Bank (r)	16,200,000	16,200,000

Total Municipal Obligations (Cost $394,884,187)		394,884,187

TOTAL INVESTMENTS (Cost $394,884,187) - 98.7%		394,884,187
Other assets and liabilities, net - 1.3%		5,213,228
NET ASSETS - 100%		$400,097,415

NET ASSETS CONSIST OF:
Paid-in capital applicable to 400,124,311 Class O shares of beneficial interest,unlimited number of no par value shares authorized		$400,124,312
Undistributed net investment income		4,375
Accumulated net realized gain (loss)		(31,272)

NET ASSETS		$400,097,415

NET ASSET VALUE PER SHARE		$1.00

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 21

TAX-FREE BOND FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 2012

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 98.9%	AMOUNT	VALUE
Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,369,240
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue
VRDN, 0.18%, 3/1/27 (r)	400,000	400,000
		2,769,240

California - 0.4%
Long Beach California Unified School District GO Bonds, Zero
Coupon, 8/1/25	1,000,000	615,260

Colorado - 1.3%
Colorado Health Facilities Authority Revenue Bonds,
5.00%, 7/1/39	2,000,000	2,179,140

Connecticut - 4.7%
Connecticut GO Bonds:
4.00%, 10/15/24	1,000,000	1,150,560
4.00%, 9/15/27	2,000,000	2,238,760
4.00%, 10/15/31	1,000,000	1,093,130
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,097,946
4.85%, 7/1/37	1,360,000	1,522,670
5.05%, 7/1/42	1,000,000	1,131,100
		8,234,166

District Of Columbia - 2.1%
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.00%, 10/1/25	3,250,000	3,608,963

Florida - 8.3%
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,264,434
5.625%, 11/15/37 (r)	1,080,000	1,226,826
Miami-Dade County Florida Aviation Revenue Bonds,
5.00%, 10/1/41	2,500,000	2,747,525
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,712,420
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	730,000	730,124
Miami-Dade County Florida Professional Sports Franchise
Facilities Tax Revenue Bonds, 5.25%, 10/1/30
(escrowed to maturity)	2,675,000	3,636,342
Miami-Dade County Florida School Board COPs, 5.00%, 8/1/20	1,000,000	1,026,870
		14,344,541

Georgia - 0.7%
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,178,270

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 22

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Hawaii - 1.4%
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	$2,000,000	$2,338,340

Illinois - 3.5%
Cook County Illinois GO Bonds, 4.00%, 11/15/29	500,000	535,750
Du Page Cook & Will Counties Community College GO Bonds,
5.25%, 6/1/25	1,000,000	1,232,590
Illinois GO Bonds:
5.00%, 8/1/22	1,250,000	1,460,350
5.00%, 8/1/24	1,255,000	1,442,660
Lake County Illinois Community High School District GO
Bonds, 7.375%, 2/1/20	1,000,000	1,392,140
		6,063,490

Indiana - 0.0%
Crawfordsville Indiana MFH Revenue VRDN, 0.42%, 1/1/33 (r)	5,000	5,000

Iowa- 0.7%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,198,810

Kansas - 1.4%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,171,100
5.75%, 11/15/38	1,000,000	1,168,240
		2,339,340

Louisiana - 0.9%
Louisiana Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	1,340,000	1,518,689

Maryland - 0.3%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	123,000	121,871
Series B, 3.907%, 7/1/14 (r)	333,000	329,943
		451,814

Massachusetts - 3.2%
Boston Massachusetts Water & Sewer Commission Revenue Bonds,
5.00%, 11/1/30	1,000,000	1,178,110
Commonwealth of Massachusetts GO Bonds, 4.00%, 10/1/28	1,000,000	1,111,390
Massachusetts Health & Educational Facilities Authority Revenue
Bonds, 5.00%, 7/15/36	3,040,000	3,331,110
		5,620,610

Michigan - 0.6%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	1,058,940

Missouri - 1.0%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,787,370

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 23

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
New Jersey - 4.4%
Essex County New Jersey Improvement Authority Revenue Bonds,
5.25%, 12/15/21	$3,280,000	$4,055,162
New Jersey Transportation Trust Fund Authority Revenue Bonds,
5.25%, 12/15/23	1,830,000	2,272,732
Ocean County New Jersey Utilities Authority Wastewater Revenue
Bonds, 5.25%, 1/1/26	1,000,000	1,315,350
		7,643,244

New Mexico - 2.5%
New Mexico Hospital Equipment Loan Council Revenue Bonds,
5.125%, 8/1/35	4,010,000	4,392,554

New York - 2.6%
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,194,510
4.00%, 7/1/31	1,000,000	1,083,850
5.00%, 3/15/37	1,430,000	1,583,882
New York State Local Government Assistance Corp.
Revenue Bonds, 6.00%, 4/1/14	660,000	684,367
		4,546,609

North Carolina - 4.2%
Columbus County North Carolina Industrial Facilities & Pollution
Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,125,320
North Carolina Medical Care Commission Revenue Bonds,
5.00%, 6/1/42	3,700,000	4,123,243
Wake County North Carolina GO Bonds, 5.00%, 3/1/23	1,625,000	1,945,011
		7,193,574

Ohio- 4.5%
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	1,000,000	1,348,370
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,696,525
Ohio GO Bonds, 4.00%, 3/15/27	1,000,000	1,116,500
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	117,735
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,497,715
		7,776,845

Oregon - 1.4%
Oregon GO Bonds, 5.00%, 8/1/25	1,985,000	2,389,146

Pennsylvania - 1.4%
Mount Lebanon Pennsylvania School District GO Bonds,
5.00%, 2/15/27	2,000,000	2,375,780

Puerto Rico - 3.0%
Puerto Rico Commonwealth GO Bonds, 6.50%, 7/1/14	1,000,000	1,056,270
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Bonds, 5.00%, 7/1/40
(prerefunded 7/01/15 @ 100)	500,000	557,555

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 24

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Puerto Rico - Cont’d
Puerto Rico Highway & Transportation Authority Revenue Bonds,
5.50%, 7/1/29	$2,000,000	$2,172,640
Puerto Rico Public Finance Corp. Revenue Bonds,
5.50%, 8/1/27 (escrowed to maturity)	1,000,000	1,400,600
		5,187,065

Rhode Island - 1.0%
Rhode Island GO Bonds:
4.00%, 8/1/24	1,000,000	1,127,030
4.00%, 10/15/32	450,000	488,309
Rhode Island Port Authority and Economic Development Corp.
Airport Revenue Bonds, 7.00%, 7/1/14	190,000	197,841
		1,813,180

South Carolina - 1.3%
Charleston South Carolina Waterworks and Sewer System
Revenue Bonds, 5.00%, 1/1/41	1,000,000	1,148,980
Columbia South Carolina Waterworks and Sewer System
Revenue Bonds, 5.00%, 2/1/30	1,000,000	1,187,030
		2,336,010

Tennessee - 0.7%
Memphis Tennesee GO Bonds, 5.00%, 7/1/23	1,000,000	1,205,670

Texas- 19.5%
Allen Texas Independent School District GO Bonds,
5.00%, 2/15/41	1,000,000	1,146,290
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,506,850
Dallas Texas Area Rapid Transit Revenue Bonds, 5.00%, 12/1/28	1,475,000	1,724,319
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,160,380
Harris County Texas Flood Control District Revenue Bonds,
5.00%, 10/1/27	3,450,000	4,124,544
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,564,683
Houston Texas Water and Sewer System Revenue Bonds,
5.50%, 12/1/29 (escrowed to maturity)	2,505,000	3,588,087
Longview Texas Independent School District GO Bonds, Zero
Coupon, 2/15/18	500,000	467,985
Manor Texas Independent School District GO Bonds,
4.50%, 8/1/24	1,000,000	1,057,820
Mission Economic Development Corp. Revenue Bonds,
6.00%, 8/1/20 (mandatory put, 8/1/13 @ 100) (r)	2,000,000	2,054,720
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,316,710
5.25%, 2/1/35	3,345,000	4,593,555
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,196,091
Texas GO Bonds, 5.00%, 4/1/22	1,000,000	1,125,370
Texas Transportation Commission Revenue Bonds,
4.375%, 4/1/25	2,000,000	2,192,740
		33,820,144

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 25

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Vermont - 5.3%
University of Vermont and State Agriculture College Revenue Bonds,
5.00%, 10/1/23	$1,000,000	$1,090,880
Vermont Educational & Health Buildings Financing Agency
Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,098,930
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,235,050
4.25%, 3/1/26	905,000	1,014,659
4.50%, 7/15/26	1,000,000	1,108,100
4.50%, 3/1/28	1,150,000	1,302,433
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	70,000	75,716
Vermont Municipal Bond Bank Revenue Bonds, 5.00%, 12/1/17	1,000,000	1,088,070
Vermont Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	1,200,000	1,226,964
		9,240,802

Virgin Islands - 0.7%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,068,820
4.25%, 10/1/29	200,000	202,688
		1,271,508

Virginia - 2.5%
Commonwealth of Virginia GO Bonds, 4.00%, 6/1/33	1,000,000	1,097,270
Loudoun County Virginia Sanitation Authority Revenue Bonds,
5.00%, 1/1/27	1,725,000	2,045,367
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,117,540
		4,260,177

Washington - 6.8%
King County Washington Sewer Revenue Bonds, 5.00%, 1/1/50	3,000,000	3,332,190
Washington GO Bonds:
5.00%, 2/1/23	1,000,000	1,187,020
5.00%, 1/1/28	3,090,000	3,546,424
4.00%, 2/1/31	1,000,000	1,093,960
Washington Health Care Facilities Authority Revenue Bonds,
4.875%, 10/1/30	2,310,000	2,555,345
		11,714,939

West Virginia - 1.3%
West Virginia Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (b)(g)(r)*	24,320,000	2,298,240

Wisconsin - 1.7%
Wisconsin Health & Educational Facilities Authority Revenue Bonds,
5.00%, 11/15/30	2,600,000	2,998,294

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Other - 2.0%
Capital Trust Agency, Inc. Housing Revenue Bonds,
5.95%, 1/15/39 (c)*	$14,452,566	$3,468,327

Total Municipal Obligations (Cost $186,446,131)		171,244,091

TOTAL INVESTMENTS (Cost $186,446,131) - 98.9%		171,244,091
Other assets and liabilities, net - 1.1%		1,935,227
NET ASSETS - 100%		$173,179,318

NET ASSETS CONSIST OF:
Paid-in capital applicable to 10,473,144 Class A shares of
beneficial interest, unlimited number of no par shares authorized		$212,264,541
Undistributed net investment income (loss)		(927,823)
Accumulated net realized gain (loss)		(23,147,241)
Net unrealized appreciation (depreciation)		(15,010,159)

NET ASSETS		$173,179,318

NET ASSET VALUE PER SHARE		$16.54

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)

Sold:
30 Year U.S. Treasury Bonds	100	3/13	$14,750,000	$191,881

See notes to statements of net assets and notes to financial statements.

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NOTES TO STATEMENTS OF NET ASSETS

(b) This security was valued by the Board of Trustees. See Note A.

(c) Capital Trust Agency Housing Revenue Bonds in Bond Fund are no longer accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds (Series 2005
Bonds).

(g) West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds
(Stonewall Jackson project) in Bond Fund are currently in default for interest. Effective October 2006, this security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

The date shown for Variable Rate Demand Notes (VRDN) represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissable maturity shortening features other than interest rate resets.

Abbreviations:
COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LO: Limited Obligation
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

Explanation of Guarantees:
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Instrument
GA: Guaranty Agreement
LOC: Letter of Credit

See notes to financial statements.

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STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

	MONEY MARKET	TAX-FREE
NET INVESTMENT INCOME	PORTFOLIO	BOND FUND
Investment Income:
Interest income	$886,268	$7,169,612

Expenses:
Investment advisory fee	1,069,175	1,077,452
Transfer agency fees and expenses	495,482	145,233
Distribution Plan expenses:
Class A	—	161,618
Trustees’ fees and expenses	40,695	17,207
Administrative fees:
Class O	1,111,942	—
Class A	—	80,000
Accounting fees	62,864	28,758
Custodian fees	114,952	21,006
Registration fees	26,452	20,583
Reports to shareholders	69,236	31,175
Professional fees	29,942	24,160
Miscellaneous	117,785	11,142
Total expenses	3,138,525	1,618,334
Reimbursement from Advisor:
Class O	(2,264,445)	—
Fees paid indirectly	(26,335)	(221)
Net expenses	847,745	1,618,113

NET INVESTMENT INCOME	38,523	5,551,499

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(44)	(1,138,464)
Futures	—	(803,466)
	(44)	(1,941,930)

Change in unrealized appreciation (depreciation) on:
Investments	—	9,293,350
Futures	—	191,881
	—	9,485,231

NET REALIZED AND UNREALIZED GAIN (LOSS)	(44)	7,543,301

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$38,479	$13,094,800

See notes to financial statements.

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MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$38,523	$33,635
Net realized gain (loss)	(44)	5,620

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	38,479	39,255

Distributions to shareholders from:
Net investment income:
Class O shares	(42,823)	(49,184)
Total distributions	(42,823)	(49,184)

Capital share transactions:
Shares sold:
Class O shares	199,724,854	249,304,638
Reinvestment of distributions:
Class O shares	40,575	46,074
Shares redeemed:
Class O shares	(260,416,640)	(320,160,541)
Capital contribution:
Class O shares	108,688	—
Total capital share transactions	(60,542,523)	(70,809,829)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,546,867)	(70,819,758)

NET ASSETS
Beginning of year	460,644,282	531,464,040
End of year (including undistributed net investment
income of $4,375 and $8,675, respectively)	$400,097,415	$460,644,282

CAPITAL SHARE ACTIVITY
Shares sold:
Class O shares	199,724,854	249,304,638
Reinvestment of distributions:
Class O shares	40,575	46,074
Shares redeemed:
Class O shares	(260,416,640)	(320,160,541)
Total capital share activity	(60,651,211)	(70,809,829)

See notes to financial statements.

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TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$5,551,499	$6,141,484
Net realized gain (loss)	(1,941,930)	(620,518)
Change in unrealized appreciation (depreciation)	9,485,231	9,524,625

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,094,800	15,045,591

Distributions to shareholders from:
Net investment income	(5,341,319)	(6,124,971)
Total distributions	(5,341,319)	(6,124,971)

Capital share transactions:
Shares sold	10,543,096	8,042,140
Reinvestment of distributions	4,267,469	4,878,192
Redemption fees	85	379
Shares redeemed	(34,041,737)	(39,277,426)
Total capital share transactions	(19,231,087)	(26,356,715)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,477,606)	(17,436,095)

NET ASSETS
Beginning of year	184,656,924	202,093,019
End of year (including distributions in excess of net investment
income of $927,823 and $1,136,322, respectively)	$173,179,318	$184,656,924

CAPITAL SHARE ACTIVITY
Shares sold	643,653	524,740
Reinvestment of distributions:	260,767	318,995
Shares redeemed	(2,077,597)	(2,585,476)
Total capital share activity	(1,173,177)	(1,741,741)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Tax-Free Reserves (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of two separate portfolios: Money Market and Tax-Free Bond. Money Market is registered as a diversified portfolio and Tax-Free Bond as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O shares are sold without a sales charge. Class A shares of Tax-Free Bond are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratifica-tion by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts

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that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2012, securities valued at $2,298,240, or 1.3% of net assets, were fair valued in good faith under the direction of the Board in Tax-Free Bond.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2012:

MONEY MARKET		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal obligations	—	$394,884,187	—	$394,884,187
TOTAL	—	$394,884,187	—	$394,884,187

TAX-FREE BOND		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal obligations	—	$171,244,091	—	$171,244,091
TOTAL	—	$171,244,091	—	$171,244,091

Other financial instruments**	$191,881	—	—	$191,881

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* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Futures Contracts: Tax-Free Bond may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, Tax-Free Bond invested in 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 100 contracts and $2,617,434 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 28.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Tax-Free Bond. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: During the year ended December 31, 2012, the Fund had arrangements with its custodian banks whereby the custodians’ fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Portfolio’s expenses. The arrangement with one custodian bank was suspended effective January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Redemption Fee: Tax-Free Bond charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Portfolio and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

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New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	FIRST	NEXT	OVER
	$500 MILLION	$500 MILLION	$1 BILLION
Money Market	.25%	.20%	.15%
Tax-Free Bond	.60%	.50%	.40%

Under the terms of the agreement, $84,901 and $90,092 was payable at year end for Money Market and Tax-Free Bond, respectively. In addition, $90,922 was receivable at year end from the Advisor for reimbursement of operating expenses and $35,961 was payable at year end for operating expenses paid by the Advisor during December 2012, for Money Market and Tax-Free Bond, respectively.

The Advisor voluntarily reimbursed Money Market for expenses of $2,264,445 to maintain a positive yield during the year ended December 31, 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Money Market pays an annual fee, payable monthly, of .26% of the Portfolio’s average daily net assets. Tax-Free Bond pays monthly an annual fee of $80,000. Under the terms of the agreement, $88,297 and $6,667 was payable at year end for Money Market and Tax-Free Bond, respectively.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Tax-Free Bond allows the Portfolio to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed an annual rate of .35% of average daily net assets in Tax-Free Bond. The amount actually paid by Tax-Free Bond, is an annualized fee, payable monthly of .09% of the Portfolio’s average daily net assets of Class A. Under the terms of the agreement, $13,514 was payable at year end for Tax-Free Bond.

CID received $37,884 as its portion of commissions charged on sales of Tax-Free Bond during the year ended December 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $253,556 and $26,746 for the year ended December 31, 2012 for Money Market and Tax-Free Bond, respectively. Under the terms of the agreement, $19,938 and $2,241 was payable at year end for Money Market and Tax-Free Bond, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served. etainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

TAX-FREE BOND
Purchases	$61,653,245
Sales	80,424,622

The Portfolios may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2012, such purchase and sales transactions were:

	MONEY MARKET	TAX-FREE BOND
Purchases	$218,664,500	$38,725,000
Sales	180,695,000	43,100,000

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CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE	MONEY MARKET	TAX-FREE BOND
31-Dec-13	—	($616,112)
31-Dec-14	—	(8,160,996)
31-Dec-15	—	(4,279,054)
31-Dec-16	($31,228)	(565,078)
31-Dec-18	—	(6,629,505)

NO EXPIRATION DATE		TAX-FREE BOND
Short-term	—	($460,282)
Long-term	($44)	(2,243,471)

Capital losses may be utilized to offset future capital gains until expiration. Tax-Free Bond’s use of net capital loss carryforwards may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

MONEY MARKET	2012	2011
Distributions from:
Tax-exempt income	$42,823	$49,184
Total	$42,823	$49,184

TAX-FREE BOND	2012	2011
Distributions from:
Tax-exempt income	$5,341,319	$6,113,914
Ordinary income	—	11,057
Total	$5,341,319	$6,124,971

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As of December 31, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows::

	MONEY MARKET	TAX-FREE BOND
Unrealized appreciation	—	$16,937,964
Unrealized (depreciation)	—	(32,084,376)
Net unrealized appreciation/(depreciation)	—	($15,146,412)
Undistributed tax-exempt income	$4,375	$21,251
Capital loss carryforward	($31,272)	($22,954,498)

Federal income tax cost of investments	$394,884,187	$186,390,503

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Tax-Free Bond, these differences are due to market discounts, wash sales, interest defaults, and capital loss limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Tax-Free Bond, the primary permanent differences causing such reclassifica-tions are market discounts and expired capital losses.

TAX-FREE BOND
Undistributed net investment income	($1,681)
Accumulated net realized gain (loss)	2,280,140
Paid-in capital	(2,278,459)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2012.

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For the year ended December 31, 2012, borrowings by the Portfolios under the agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
PORTFOLIO	BALANCE	RATE	BORROWED	BORROWED
Money Market	$15,687	1.46%	$4,172,247	June 2012
Tax-Free Bond	9,802	1.44%	423,049	May 2012

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS O SHARES	2012	2011	2010
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.0001	.0001	.0001
Distributions from:
Net investment income	(.0001)	(.0001)	(.0001)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	.01%
Ratios to average net assets: A
Net investment income	.01%	.01%	.01%
Total expenses	.73%	.72%	.70%
Expenses before offsets	.20%	.24%	.36%
Net expenses	.20%	.23%	.35%
Net assets, ending (in thousands)	$400,097	$460,644	$531,464

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS O SHARES		2009	2008
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.001	.018
Distributions from:
Net investment income		(.001)	(.018)
Net asset value, ending		$1.00	$1.00

Total return*		.07%	1.83%
Ratios to average net assets: A
Net investment income		.08%	1.82%
Total expenses		.73%	.68%
Expenses before offsets		.64%	.68%
Net expenses		.63%	.67%
Net assets, ending (in thousands)		$631,444	$760,722

See notes to financial highlights.

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TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS A SHARES	2012	2011	2010
Net asset value, beginning	$15.86	$15.10	$15.62
Income from investment operations:
Net investment income	.50	.49	.47
Net realized and unrealized gain (loss)	.67	.77	(.48)
Total from investment operations	1.17	1.26	(.01)
Distributions from:
Net investment income	(.49)	(.50)	(.49)
Net realized gain	—	—	(.02)
Total distributions	(.49)	(.50)	(.51)
Total increase (decrease) in net asset value	.68	.76	(.52)
Net asset value, ending	$16.54	$15.86	$15.10

Total return*	7.45%	8.54%	(.13%)
Ratios to average net assets: A
Net investment income	3.09%	3.28%	3.02%
Total expenses	.90%	.91%	.90%
Expenses before offsets	.90%	.91%	.90%
Net expenses	.90%	.91%	.90%
Portfolio turnover	35%	10%	37%
Net assets, ending (in thousands)	$173,179	$184,657	$202,093

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS A SHARES		2009	2008
Net asset value, beginning		$14.80	$16.24
Income from investment operations:
Net investment income		.54	.62
Net realized and unrealized gain (loss)		.85	(1.44)
Total from investment operations		1.39	(.82)
Distributions from:
Net investment income		(.54)	(.62)
Net realized gain		(.03)	—
Total distributions		(.57)	(.62)
Total increase (decrease) in net asset value		.82	(1.44)
Net asset value, ending		$15.62	$14.80

Total return*		9.50%	(5.18%)
Ratios to average net assets: A
Net investment income		3.11%	3.93%
Total expenses		.92%	.93%
Expenses before offsets		.92%	.93%
Net expenses		.92%	.92%
Portfolio turnover		101%	48%
Net assets, ending (in thousands)		$234,009	$49,369

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods of less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned

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from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec. gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 12, 2012, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which

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no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio’s total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report, which indicated the following:

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Money Market Portfolio. The Portfolio performed at the median of its peer group for the one-year period ended June 30, 2012, and below the median of its peer group for the three- and five-year periods ended June 30, 2012. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three-, and five-year periods ended June 30, 2012. The Board noted the relatively small difference in performance rankings among the portfolios in the Portfolio’s peer group, as well as the peer group in which the independent third party had placed the Portfolio. The Board took into account management’s discussion of the Portfolio’s performance, including the impact expense reimbursements had on the relative performance of the portfolios in the Portfolio’s peer group. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

Tax-Free Bond Fund. The Portfolio performed below the median of its peer group for the one-, three-, and five-year periods ended June 30, 2012. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three-, and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of certain portfolio holdings on the Portfolio’s overall performance and the Advisor’s actions with respect to those portfolio holdings. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group.

The Board noted that in 2011, the Advisor had renegotiated the transfer agency fees paid by the Calvert Family of Funds, resulting in an overall reduction in transfer agency fees across the Calvert Family of Funds complex.

Among other findings, the data indicated the following:

Money Market Portfolio. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursement) was below the median of its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor’s decision to voluntarily reimburse a portion of the Portfolio’s expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

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Tax-Free Bond Fund. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer group and that its total expenses were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. With respect to the Money Market Portfolio, the Board also noted that the Advisor had voluntarily reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio’s current size and its potential growth on its performance and fees. The Board noted that each Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio’s assets increased. The Board noted that neither Portfolio had reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a portfolio-by-portfolio basis, and its determinations were made separately with respect to each Portfolio.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Money Market Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices and appropriate action is being taken with respect to the performance of the Tax-Free Bond Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement with respect to each Portfolio would be in the best interests of the Portfolio and its shareholders.

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TRUSTEE AND OFFICER INFORMATION TABLE

Name &

Position

with

Position

Start

Principal Occupation

# of Calvert

Portfolios

Other

Directorships

During the Past

Age

Fund

Date

During Last 5 Years

Overseen

Five Years

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 64	Trustee	1976 (CTFR – 1980)	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26	None
DOUGLAS E. FELDMAN, M.D. AGE: 64	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 64	Trustee	1976 (CTFR – 1980)	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	26	• Ariel Funds (3)(through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 67	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

com www calvert. CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT (UNAUDITED) 52

Name &

Position

with

Position

Start

Principal Occupation

# of Calvert

Portfolios

Other

Directorships

During the Past

Age

Fund

Date

During Last 5 Years

Overseen

Five Years

ANTHONY A. WILLIAMS AGE: 61	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK* AGE: 60

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	44	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) (through 4/29/12) • Griffin Realty Corp.
D. Wayne Silby, Esq.*

AGE: 64

	Trustee & Chair	1976 (CTFR – 1980)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	26	• Ameritas Mutual Holding Company • Calvert Social Investment Foundation • ImpactAssets, Inc. • Studio School Fund • Syntao.com China (HK) • The ICE Organization

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Position

Position

Principal Occupation

During Last 5 Years

Name &

with

Start

Age

Fund

Date

OFFICERS
MICHAEL T. ABRAMO age: 39	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
Karen Becker AGE: 60	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds.
SUSAN walker Bender, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 48	Vice President	2004	Vice President of the Advisor.
MATTHEW DUCH AGE: 37	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 48	Vice President	2010

Vice President of the Advisor since 2008, and Head of Credit Research for the Advisor since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for the Advisor.

TRACI L. GOLDT AGE: 39	Assistant Secretary	2004	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA AGE: 48	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 65	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE A. TRUNOW AGE: 45	Vice President	2008

Senior Vice President of the Advisor and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 60	Treasurer	1982	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 51	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

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*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby whose address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments, Inc.
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$37,565	0%	$37,565	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$5,640	0%	$5,640	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$43,205	0%	$43,205	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/11		Fiscal Year ended 12/31/12
$	%*	$	% *

$42,500	0%*	$15,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:       _/s/ Barbara J. Krumsiek____________

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 1, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 1, 2013

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2013